UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TrueCar, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 17, 2018.
Meeting Information
TRUECAR, INC.
Meeting Type: Annual Meeting
For holders as of: March 22, 2018
Date: May 17, 2018 Time: 8:30 AM, PDT
Location: Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/TRUE2018.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit
www.virtualshareholdermeeting.com/TRUE2018 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).
TRUECAR, INC.
120 BROADWAY You are receiving this communication because you hold shares in
SUITE 200 the company named above.
SANTA MONICA, CA 90401 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important
information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2018 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow
(located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/TRUE2018. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting Items
The Board of Directors unanimously
recommends you vote FOR the following:
1. Election of Directors
Nominees:
01) Erin Lantz
02) Chip Perry
03) Ion Yadigaroglu
The Board of Directors unanimously recommends you vote FOR the following proposals:
2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants for the fiscal year ending December 31, 2018.
3. Advisory vote to approve named executive officer compensation.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
4. Advisory vote to recommend the frequency of future advisory votes on named executive officer compensation.
NOTE: In their discretion the proxies are authorized to vote upon such other business that may properly come before the meeting or at any adjournment or postponement thereof.
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